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                                                                   EXHIBIT 23.5



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-21231 of Metrocall, Inc. of our report dated February 28, 1996 appearing in the Current Report on Form 8-K/A of Metrocall, Inc. filed on October 1, 1996.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Nashville, Tennessee
April 29, 1997